EXHIBIT 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

1.             The undersigned are the Chief Executive Officer and the Chief Financial Officer of Western Gas Resources, Inc. (“Western Gas Resources”).  This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  This Certification accompanies the Quarterly Report on Form 10-Q/A of Western Gas Resources for the quarter ended March 31, 2005.

2.             We certify that such Quarterly Report on Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q/A fairly represents, in all material respects, the financial condition and results of operations of Western Gas Resources.

This Certification is executed as of December 19, 2005.

/s/ Peter A. Dea
Peter A. Dea, Chief Executive Officer
and President

/s/ William J. Krysiak
William J. Krysiak, Executive Vice President
and Chief Financial Officer